Subsequent Events	12 Months Ended
Dec. 31, 2013
Subsequent Events [Abstract]
Subsequent Events
16. Subsequent Events

Certificate of Deposit

On January 14, 2014, JP Morgan Chase released the $105,211 held in a certificate of deposit for the Company’s corporate credit card account (See Note 3).

Employment Agreement

On February 28, 2014, the Board of Directors of the Company appointed Alexander Harrington to serve as the Company’s Chief Operating Officer, effective February 28, 2014. On February 28, 2014, the Company entered into an Executive Employment Agreement (the “Employment Agreement”) with Alexander Harrington to employ Mr. Harrington as the Company’s Chief Operating Officer, effective as of February 28, 2014. In connection with Jon Pedersen’s resignation from the position of Chief Financial Officer of the Company (as discussed below) and pursuant to the Employment Agreement, Mr. Harrington will assume the duties of the Chief Financial Officer (including the roles of Principal Financial Officer and Principal Accounting Officer) of the Company beginning on the date of Mr. Pedersen’s resignation and lasting until such time as the Company appoints a full time Chief Financial Officer.

The Employment Agreement has an initial term of one year, and will be automatically renewed for a successive one-year terms, unless earlier terminated by either party upon prior written notice. Pursuant to the Employment Agreement, Mr. Harrington is entitled to the following compensation and benefits:

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A base salary at an annual rate of $250,000, which will increase to $275,000 if (i) the Company’s net cash provided by operating activities (as reported on the Company’s consolidated statements of cash flows) for the quarter ending December 31, 2014 is positive and (ii) as of January 1, 2015 the Company’s total cash, cash equivalents and restricted cash less any outstanding debt, as reported on the Company’s consolidated balance sheet, exceeds $2,000,000 (the “Bonus Compensation Terms”). The base salary will be reviewed at least annually, and may be increased by the Board of Directors of the Company.

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A guaranteed annual incentive bonus of $50,000 beginning on or before the last business day in January 2015 and on or before the last business day in January for each subsequent year during the employment period. Additionally, the Employment Agreement provides for a supplementary annual incentive bonus of $75,000, subject to the fulfillment of the Bonus Compensation Terms.

•	A stock option to purchase 1,000,000 shares of common stock as described below.

•	Four weeks paid vacation annually and reimbursement of transportation costs up to $500 per month and cellular and data services up to $250 per month.

•	Eligibility to participate in the Company’s benefit plans that are generally provided for all employees.

Pursuant to its terms and conditions, the Employment Agreement may be terminated by the Company (i) upon Mr. Harrington’s death or permanent disability, (ii) for Cause (as defined in the Employment Agreement) or (iii) without Cause upon prior written notice to Mr. Harrington. The Employment Agreement may be terminated by Mr. Harrington (i) for Good Reason (as defined in the Employment Agreement) or (ii) other than for Good Reason, upon prior written notice to the Company.

If the Company terminates Mr. Harrington for any reason he is entitled to his earned but unpaid base salary through the date of termination, any amounts to which he is entitled under the Company’s benefit plans and any unreimbursed reasonable business expenses (the “Termination Benefits”). Additionally, if the Company terminates Mr. Harrington without Cause or Mr. Harrington terminates his employment for Good Reason, he is entitled to the following benefits, subject to a general release of claims in favor of the Company and compliance with certain other restrictive covenants in the Employment Agreement:

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If the termination occurs either prior to a change in control or within one year following a change in control, Mr. Harrington will be entitled to six months of his then-current base salary in addition to the Termination Benefits.

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If the termination occurs during the one year period following a change in control, Mr. Harrington will be entitled to an amount equal to a one-time payment of his annualized base salary as in effect on the date of the change in control.

Immediately prior to Mr. Harrington’s employment, the Company also granted Mr. Harrington a stock option to purchase 1,000,000 shares of the Company’s common stock. The stock option is subject to the terms and conditions of a stock option agreement, which terms include that:  the stock option will vest 20% on each anniversary of the date of grant; provided, that upon a (i)  “change in control”, 50% of the then unvested options will immediately vest and the remaining unvested options will vest on the earlier of (a) the original date such options would have vested or (b) the first anniversary of the effective date of the change in control (subject to early termination or forfeiture in accordance with the terms of the award agreement).The stock option will be subject to immediate forfeiture upon violation of any non-compete or non-solicitation provisions of the Employment Agreement and  upon Mr. Harrington’s termination without Cause or for Good Reason, the stock option, to the extent then vested, shall remain exercisable until the tenth anniversary of the option’s grant date.

Pursuant to the Employment Agreement, Mr. Harrington is also subject to a confidentiality covenant, a six month non-compete covenant, a one year non-solicitation covenant and  trading restrictions, which include a one year lock up period on the stock option granted.

Advisor Agreement

On March 4, 2014, the Company entered into an Advisor Agreement (the “Advisor Agreement”) with Jon Pedersen to employ Mr. Pedersen as an advisor to the Company, effective as of March 15, 2014. In connection with the Advisor Agreement, Mr. Pedersen resigned from the position of Chief Financial Officer of the Company effective as of March 15, 2014

Pursuant to the Advisor Agreement, Mr. Pedersen agreed to serve as an advisor to the Company on legal, financial and other matters for which he has knowledge that pertains to the Company, as the Company reasonably requests. The term of the Advisor Agreement is six (6) months, beginning on March 15, 2014.

As compensation for Mr. Pedersen’s services and pursuant to the Advisor Agreement, on March 4, 2014, the Company granted Mr. Pedersen a nonqualified stock option to purchase 25,000 shares of common stock, par value $0.001 per share, at a price equal to the fair market value of the Company’s common stock on the date of the grant. The stock option is subject to the terms and conditions of the award agreement. The stock option, once vested, remains exercisable until the sixth anniversary of the date of grant, provided that in the event the Mr. Pedersen is terminated for Cause (as defined in the award agreement), both the vested and unvested portion of the stock option shall immediately terminate and no longer be exercisable.